EX-99.906CERT

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the shareholder report of American Century California Tax-Free and Municipal Funds (the "Registrant") on Form N-CSR for the period ending August 31, 2009 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	October 30, 2009

By:	/s/ Jonathan S. Thomas
Jonathan S. Thomas
President
(chief executive officer)

By:	/s/ Robert J. Leach
Robert J. Leach
Vice President, Treasurer, and
Chief Financial Officer
(chief financial officer)